UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 20, 2021

WORKSPORT LTD.

(Exact name of registrant as specified in its charter)

Nevada	001-40681	35-2696895
(State of	(Commission	(IRS Employer
incorporation)	File Number)	Identification No.)

3120 Rutherford Road, Suite 414

Vaughan, Ontario, Canada L4K 0B1

(Address of principal executive offices)

888-554-8789

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001	WKSP	The Nasdaq Stock Market LLC
Warrants to purchase common stock	WKSPW	The Nasdaq Stock Market LLC

Item 5.07 Submission of Matters to a Vote of Security Holders.

On December 20, 2021, Worksport Ltd., a Nevada corporation (the “Company”), held its virtual annual meeting of shareholders (the “Meeting”).

On October 29, 2021, the record date for the Meeting (the “Record Date”), there were 16,845,951 shares of the Company’s common stock (the “Common Stock”), issued and outstanding and 100 shares of the Company’s Series A Preferred Stock (the “Series A Preferred Stock”), outstanding.

Each share of Common Stock was entitled to one vote on each proposal at the Meeting. The Series A Preferred Stock was entitled to 51% of the voting power of the Company.

At the Meeting, 61% of the voting power entitled to notice of and to vote at the Meeting were represented in person or by proxy and thereby a quorum pursuant to the Nevada Revised Statutes and the bylaws of the Company was present for the transaction of business at the Meeting.

For vote tabulation purposes only, the Series A Preferred Stock was counted as having 17,533,540 votes out of a would be total of 34,379,491 votes had the 51% Series A Preferred Stock voting power been converted into votes of Common Stock.

The final results for each of the matters considered at the Meeting were as follows:

1.       Election of the five nominees to the Board:

Name	Votes For	Votes Against	Withheld
Steven Rossi	18,759,816	-	35,635
Lorenzo Rossi	18,664,908	-	130,543
Craig Loverock	18,753,014	-	42,437
William Caragol	18,764,257	-	31,194
Ned L. Siegel	18,756,986	-	38,465

Each director nominee was elected to serve as a director until the Company’s 2022 annual meeting of stockholders, or until such person’s successor is duly elected and qualified, or until such person’s earlier resignation, death, or removal. Due to fact that directors are elected by a plurality of the votes cast, votes could only be cast in favor of or withheld from the nominees and thus votes against were not applicable.

2.       The advisory vote on executive compensation:

Votes For	Votes Against	Abstentions
18,502,139	141,636	151,676

The Company’s executive compensation was approved on an advisory basis.

3.       The frequency of the advisory vote on executive compensation:

1 Year	2 Years	3 Years	Abstentions
443,802	171,587	18,144,795	35,267

The Company will hold the advisory vote on executive compensation every three (3) years.

4.        To ratify Haynie & Co as the Company’s Independent Registered Public Accountant:

Votes For	Votes Against	Abstentions
21,086,769	14,155	30,190

Haynie & Co. was ratified as the Company’s Independent Registered Public Accountant.

5.        To approve the amendment to the Company’s 2015 Equity Incentive Plan:

Votes For	Votes Against	Abstentions
18,310,595	284,564	200,292

The Amendment to the Company’s 2015 Equity Compensation Plan increasing the shares reserved under the plan to 2,200,000 shares was approved.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WORKSPORT LTD.

Date: Dec. 22, 2021	By:	/s/ Steven Rossi
	Name:	Steven Rossi
	Title:	Chief Executive Officer
(Principal Executive Officer)